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                                                                   EXHIBIT 10.12

                                VOTING AGREEMENT


         This Voting Agreement (this "AGREEMENT") is made and entered into as of May 29, 1998 (the "EFFECTIVE DATE") by and among Portable Software Corporation, a Washington corporation (the "COMPANY"), and the parties listed on Exhibit A attached hereto (the "SHAREHOLDERS").


         A. Concurrently herewith, the Shareholders are purchasing from the Company shares of its Series E Preferred Stock (the "SERIES E PREFERRED STOCK") pursuant to a Series E Preferred Stock Purchase Agreement dated of even date herewith between the Company and the Shareholders (the "PURCHASE AGREEMENT").

         B. The Amended and Restated Articles of Incorporation of the Company provide for the election of one (1) member of the Company's Board of Directors by the holders of the Series E Preferred Stock.

         C. As an inducement to RRE Investors, L.P. and RRE Investors Fund, L.P. (collectively, "RRE"), who are two of the Shareholders, to purchase the Series E Preferred Stock pursuant to the Purchase Agreement, the Shareholders and the Company desire to enter into this Agreement to set forth their agreements and understandings with respect to how shares of the Company's Series E Preferred Stock will be voted on certain matters.

         NOW THEREFORE, in consideration of the above recitals and the mutual covenants made herein, the parties hereby agree as follows:

         1.       ELECTION OF BOARD OF DIRECTORS.

                  1.1 Voting; Board Composition. During the term of this Agreement, each Shareholder agrees to vote all shares of Series E Preferred Stock of the Company now or hereafter directly or indirectly owned (of record or beneficially) by such Shareholder, in such manner as may be necessary to elect (and maintain in office) as a member of the Company's Board of Directors, the individual designated by RRE from time to time in a writing delivered to the Company and signed by RRE (the "RRE DESIGNEE");

                  1.2 Initial RRE Designee. The initial RRE Designee shall be James D. Robinson III.

                  1.3 Changes in RRE Designee. From time to time during the term of this Agreement, RRE may, in its sole discretion:

                           (a) elect to remove from the Company's Board of Directors any incumbent RRE Designee who occupies a Board seat for which RRE is entitled to designate the RRE Designee under Section 1.1; and/or
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                           (b) designate a new RRE Designee (who shall be
         reasonably acceptable to the Board of Directors of the Company) for election to a Board seat for which RRE is entitled to designate the RRE Designee under Section 1.1 (whether to replace a prior RRE Designee or to fill a vacancy in such Board seat); provided such removal and/or designation of the RRE Designee is approved in a writing signed by RRE, in which case such election to remove the RRE Designee and/or elect a new RRE Designee will be binding on the Shareholders. In the event of such a removal and/or designation of the RRE Designee under this
         Section 1.3, the Shareholders shall vote their shares of the Company's Series E Preferred Stock as provided in Section 1.1, and the other directors of the Board shall take any required action, to cause: (a) the removal from the Company's Board of Directors of the RRE Designee so designated for removal by RRE; and (b) the election to the Company's Board Directors of any new RRE Designee so designated for election to the Company's Board of Directors by RRE.

                  1.4 Notice; Cumulative Voting. The Company shall promptly give each of the Shareholders written notice of any change in composition of the Company's Board of Directors and of any proposal by RRE to remove or elect a new RRE Designee. In any election of directors pursuant to this Section 1, the Shareholders shall vote their shares in a manner sufficient to elect to the Company's Board of Directors the individual to be elected thereto as provided in this Section 1.

         2. FURTHER ASSURANCES. Each of the Shareholders and the Company agree not to vote any shares of Company's Series E Preferred Stock, or to take any other actions, that would in any manner defeat, impair, be inconsistent with or adversely affect the stated intentions of the parties under Section 1 of this Agreement.

         3. TRANSFEREES; LEGENDS ON CERTIFICATES.

                  3.1 Effect on Transferees. Each and every transferee or assignee of the Series E Preferred Stock of the Company from any Shareholder shall be bound by and subject to the terms and conditions of this Agreement that are applicable to such transferee's transferor or assignor, and the Company shall require, as a condition precedent to the transfer of the Series E Preferred Stock of the Company subject to this Agreement, that the transferee agrees in writing to be bound by, and subject to, all the terms and conditions of this Agreement.

                  3.2 Legend. The Shareholders agree that all Company shares certificates now or hereafter held by them that represent shares of Series E Preferred Stock of the Company subject to this Agreement will be stamped or otherwise imprinted with a legend to read as follows:

         "THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AGREEMENTS AND RESTRICTIONS WITH REGARD TO THE VOTING OF SUCH SHARES AND THEIR TRANSFER, AS PROVIDED IN THE PROVISIONS OF A VOTING AGREEMENT, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE CORPORATION."


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         4. ENFORCEMENT OF AGREEMENT. Each of the Shareholders acknowledge and agree that any breach by any of them of this Agreement shall cause the other Shareholders irreparable harm which may not be adequately compensable by money damages. Accordingly, in the event of a breach or threatened breach by a Shareholder of any provision of this Agreement, the Company and each other Shareholder shall each be entitled to the remedies of specific performance, injunction or other preliminary or equitable relief, including the right to compel any such breaching Shareholder, as appropriate, to vote such Shareholder's shares of Series E Preferred Stock of the Company in accordance with the provisions of this Agreement, in addition to such other rights remedies as may be available to the Company or any Shareholder for any such breach or threatened breach, including but not limited to the recovery of money damages.

         5. TERM. This Agreement shall commence on the Effective Date and shall terminate upon the first to occur of the following:

                  (a) May 29, 2008;

                  (b) Shareholders holding seventy-five percent (75%) of the shares of the Company's then outstanding Series E Preferred Stock issued under the Purchase Agreement execute a written agreement to terminate this Agreement;

                  (c) The consummation of the first sale of securities of the Company to the public pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended;

                   (d) Immediately prior to the closing of (i) any consolidation or merger of the Company with or into any other corporation or corporations in which the holders of the Company's outstanding shares immediately before such consolidation or merger do not, immediately after such consolidation or merger, retain stock representing a majority of the voting power of the surviving corporation of such consolidation or merger or stock representing a majority of the voting power of a corporation that wholly owns, directly or indirectly, the surviving corporation of such consolidation or merger; (ii) the sale, transfer or assignment of securities of the Company representing a majority of the voting power of all the Company's outstanding voting securities by the holders thereof to an acquiring party in a single transaction or series of related transactions; (iii) any other sale, transfer or assignment of securities of the Company representing over fifty percent (50%) of the voting power of the Company's then outstanding voting securities by the holders thereof to an acquiring party; or (iv) the sale of all or substantially all the Company's assets.

         6. GENERAL PROVISIONS.

                  6.1 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Washington applicable to contracts made among residents of, and wholly to be performed within, the State of Washington, without regard to principles of conflict of laws or choice of laws.


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                  6.2 Further Instruments. From time to time, each party hereto shall execute and deliver such instruments and documents as may be reasonably necessary to carry out the purposes and intent of this Agreement.

                  6.3 Successors. This Agreement shall be binding upon and shall inure to the benefit of the executors, administrators, legal representatives, heirs, successors, and assigns of the parties hereto; provided, however, that any transferee of any shares of stock of the Company affected by this Agreement shall be required, as a condition precedent to acquiring such shares, to first agree in writing to be bound by all the terms and conditions of this Agreement applicable to such transferee's transferor; and provided further, that no rights under this Agreement may be assigned apart from the related shares of the Company' stock.

                  6.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  6.5 Entire Agreement. This document constitutes and contains the entire agreement and understanding of the parties regarding the subject matter of this Agreement and supersedes any and all prior negotiations, correspondence, understandings and agreements among the parties respecting the subject matter hereof.

                  6.6 Amendments and Waivers. Any terms of this Agreement may be amended and the observance of any term of the Agreement may be waived (either generally or in a particular) instance and either retroactively or prospectively), with the written consent of (a) the Company's Board of Directors and (b) the Shareholders holding seventy-five percent (75%) of the outstanding shares of the Company's Series E Preferred Stock issued under the Purchase Agreement. Any amendment or waiver effected in accordance with this Section shall be binding upon the Company, all the Shareholders, and their permitted transferees and assignees.


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         IN WITNESS WHEREOF, the parties have executed this Voting Agreement on the date and year first above written.


COMPANY:                                    INVESTORS:

PORTABLE SOFTWARE CORPORATION               RRE INVESTORS, L.P.
A Washington Corporation                    By:  RRE Investors II, LLC,
                                            its General Partner


By_________________________________
     S. Steven Singh, President             By_________________________________
                                               Name:
Address:     6222 185th Avenue                 Title:
             Redmond, WA  98052
                                            RRE INVESTORS FUND, L.P.

                                            By:  RRE Investors Fund GP, L.P.,
                                            its General Partner

                                            By:  RRE Investors Fund LDC,
                                            its General Partner


                                            By_________________________________
                                              Name:
                                              Title:



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         IN WITNESS WHEREOF, the parties have executed this Voting Agreement on the date and year first above written.


COMPANY:                                    INVESTORS:

PORTABLE SOFTWARE CORPORATION               AMERICAN EXPRESS COMPANY
A Washington Corporation

                                            By_________________________________
By_________________________________            Name:
     S. Steven Singh, President                Title:

Address:     6222 185th Avenue
             Redmond, WA  98052

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         IN WITNESS WHEREOF, the parties have executed this Voting Agreement on the date and year first above written.

COMPANY:                               INVESTORS:

PORTABLE SOFTWARE CORPORATION          U.S.V.P. ENTREPRENEUR PARTNERS II, L.P.
A Washington Corporation               A Delaware Limited Partnership

                                       U.S. VENTURE PARTNERS IV, L.P.

By_________________________________    SECOND VENTURES II, L.P.
     S. Steven Singh, President
                                       By:   Presidio Management Group IV, L.P.
Address:     6222 185th Avenue               Their General Partner
             Redmond, WA  98052

                                       By:______________________________________
                                       Title: __________________________________

                                       Address:   2180 Sand Hill Road, Suite 300
                                                  Menlo Park, CA 94025



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         IN WITNESS WHEREOF, the parties have executed this Voting Agreement on the date and year first above written.

COMPANY:                              INVESTOR:

PORTABLE SOFTWARE CORPORATION         INSTITUTIONAL VENTURE
A Washington Corporation              PARTNERS VII, L.P.
                                      by its General Partner
                                      Institutional Venture Management VII, L.P.

By_________________________________
      S. Steven Singh, President      By: ______________________________________
                                          Norman A. Fogelsong, A General Partner
Address:     6222 185th Avenue
             Redmond, WA  98052       Address:  3000 Sand Hill Road
                                                Building Two, Suite 290
                                                Menlo Park, CA  94025

                                      INVESTOR:

                                      IVP FOUNDERS FUND I, L.P.
                                      by its General Partner
                                      Institutional Venture Management VI, L.P.


                                      By: ______________________________________
                                          Norman A. Fogelsong, A General Partner

                                      Address:   3000 Sand Hill Road
                                                 Building Two, Suite 290
                                                 Menlo Park, CA  94025

                                      INVESTOR:

                                      INSTITUTIONAL VENTURE MANAGEMENT VII, L.P.


                                      By: ______________________________________
                                          Norman A. Fogelsong, A General Partner

                                      Address:   3000 Sand Hill Road
                                                 Building Two, Suite 290
                                                 Menlo Park, CA  94025



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         IN WITNESS WHEREOF, the parties have executed this Voting Agreement on the date and year first above written.

COMPANY:                                     INVESTORS:

PORTABLE SOFTWARE CORPORATION                BRENTWOOD ASSOCIATES VI, L.P.
A Washington Corporation
                                             By:  Brentwood VI Ventures, L.P.
                                                     Its General Partner

By_________________________________
         S. Steven Singh, President          By:  ______________________________
                                                     General Partner
Address:     6222 185th Avenue
             Redmond, WA  98052              Address: 3000 Sand Hill Road
                                                      Building One, Suite 260
                                                      Menlo Park, CA  94025-7068




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         IN WITNESS WHEREOF, the parties have executed this Voting Agreement on the date and year first above written.

COMPANY:                              INVESTORS:

PORTABLE SOFTWARE CORPORATION         MAYFIELD ASSOCIATES FUND III
A Washington Corporation                       A California Limited Partnership

                                      MAYFIELD VIII
                                      A California Limited Partnership
By_________________________________
      S. Steven Singh, President      By:  MAYFIELD VIII MANAGEMENT, L.L.C.
                                           A Delaware Limited Liability Company
Address:     6222 185th Avenue             Their General Partner
             Redmond, WA  98052

                                      By:   ____________________________________
                                      Title:   Managing Member

                                      Address:  2800 Sand Hill Road, Suite 250
                                                Menlo Park, CA 94025





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         IN WITNESS WHEREOF, the parties have executed this Voting Agreement on the date and year first above written.

COMPANY:                                     INVESTORS:

PORTABLE SOFTWARE CORPORATION                COMDISCO, INC.
A Washington Corporation

                                             By:________________________________

By_________________________________          Title: James P. Labe, President
         S. Steven Singh, President                 Comdisco Ventures Division

Address:  6222 185th Avenue                  Address:   3000 Sand Hill Road
          Redmond, WA  98052                            Building 1, Suite 155
                                                        Menlo Park, CA  94025



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         IN WITNESS WHEREOF, the parties have executed this Voting Agreement on the date and year first above written.

COMPANY:                               INVESTORS:

PORTABLE SOFTWARE CORPORATION          CAMBRIDGE TECHNOLOGY CAPITAL
A Washington Corporation               FUND I, L.P.

                                       By:  Cambridge Technology GPLP, L.P.
                                       By:  Cambridge Technology CGP, Inc.
By_________________________________
     S. Steven Singh, President
                                       By: _____________________________________
Address:  6222 185th Avenue                 Barry Rosenbaum, Managing Director
          Redmond, WA  98052
                                       Address: 11512 El Camino Real, Suite 215
                                                San Diego, CA 92130-2046
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                                    EXHIBIT A

                                  SHAREHOLDERS




     RRE Investors, L.P.

     RRE Investors Fund, L.P.

     American Express Company

     U.S.V.P. Entrepreneur Partners II., L.P.

     U.S. Venture Partners IV, L.P.

     Second Ventures II, L.P.

     Institutional Venture Partners VII, L.P.

     IVP Founders Fund I, L.P.

     Institutional Venture Management VII, L.P.

     Brentwood Associates VI, L.P.

     Mayfield Associates Fund III

     Mayfield VIII

     Comdisco, Inc.

     Cambridge Technology Capital Fund